                                                                    EXHIBIT 99.1

                        CERTIFICATION OF PERIODIC REPORT

We, Ricardo Puente, Chief Executive Officer and Joan M. Fiorito, Chief Financial Officer of TransWestern Holdings L. P. (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of
      Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated August 12, 2002

                                                  /s/ RICARDO PUENTE
                                                  ------------------------
                                                  Ricardo Puente
                                                  Chief Executive Officer

                                                  /s/ JOAN M. FIORITO
                                                  -------------------------
                                                  Joan M. Fiorito
                                                  Chief Financial Officer